EXHIBIT 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECURITIES EXCHANGE ACT RULES 13a-14 AND 15D-14
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Gregory J. Dukat, certify that:
1. I have reviewed this annual report on Form 10-K/A of Indus International, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: July 28, 2006

By:	/s/ Gregory J. Dukat Gregory J. Dukat
President and Chief Executive Officer
(Principal Executive Officer)